flooid CX

Investor Presentation

January 2020



Forward-Looking Statements

This documentation contains proprietary information and trade secrets of flooidCX Corp. This information may not be copied, sold, given, uploaded, posted, transmitted or otherwise made available to any other individual or organization without the express written consent of flooidCX Corp.

Disclaimer

This document has been prepared by flooidCX Corp. (the "Company") solely for information purposes. This document does not constitute an offering document. This document is the sole responsibility of the Company. Information contained herein does not purport to be complete and is subject to certain qualifications and assumptions and should not be relied upon for the purpose of entering into any transaction with the Company. The information and opinions contained in this document are provided as of the date hereof and are subject to change without notice and, in furnishing this document, the Company does not undertake or agree to any obligation to provide recipients with access to any additional information or to update or correct the document.

Forward Looking Information

Certain of the information contained in this presentation may contain "forward-looking statements". Forward-looking statements may include, among others, statements regarding the future plans, costs, objectives or performance of the Company, or the assumptions underlying any of the foregoing. In this presentation, words such as "may", "would", "could", "will", "likely", "believe", "expect", "anticipate", "intend", "plan", "estimate" and similar words and the negative form thereof are used to identify forward-looking statements. Forward-looking statements are not guarantees of future performance or results, and our actual performance and results may differ materially from those expressed or implied by forward-looking statements. Forward-looking statements and information are based on information available at the time and/or management's good-faith belief with respect to future events and are subject to known or unknown risks, uncertainties, assumptions and other unpredictable factors, many of which are beyond the Company's control. The Company does not intend, nor does the Company undertake any obligation, to update or revise any forward-looking statements contained in this presentation to reflect subsequent information, events or circumstances or otherwise.

flooidCX Overview

FlooidCX creates customer experience solutions that companies need to maintain control of their online reputation while increasing customer retention. We utilize our proprietary suite of solutions that work seamlessly in assisting businesses to listen, learn, and promptly reach out to consumers.

- **Founded in 2014**
- **Exchange/ Symbol:** OTCQB: FLCX
- **Mkt Cap:** $4.84 million[1]
- **Shares outstanding:** 147.1 million common stock[2]
- **Share Price:** $.03 per share[1]

flooid CX

Resolution1 lead the conversation

The Micro-Solutions Marketplace for Customer Success

gripevine be heard

[1] As of 1/27/2020
[2] As of 10Q Filed 1/17/2020

Investment Highlights

100% Recurring Revenue Model
Freemium platform offers the flexibility of "a la carte" solutions vs monthly subscription models

Provides End to End Solutions
flooidCX applications offers seamless solutions for customer success all managed from one centralized platform

Sticky Business
GripeVine provides flooidCX with an excellent low cost lead gen introduction to Resolution1



SaaS Platform
Resolution1's solutions are easy to set up and platform agnostic

Large Addressable Market
Over 99% of businesses in US and Canada are SME's[1,2]

Global Companies use GripeVine's Customer Feedback Platform
Top brands and companies have accounts on GripeVine

[1] Government of Canada 2019 Key Small Business Statistics Report
[2] U.S. Small Business Administration 2018 Report

Experienced Leadership



Richard Hue

Co-Founder, CEO, CFO & Director

- Over 25 years of start-up and investment experience.
- Specialized in the Tech sector with a background in Finance.
- As lead investment manager of a privately managed family fund since September 1997, Mr. Hue oversaw many investments that ranged from real estate to technology.



Aditya Kelagar

Co-Founder

- Manages the development and design of flooidCX's business strategy.
- Developer at Red Trait Ventures prior to Co-Founding flooidCX.
- Studied Electrical Engineering at Carleton University in Ottawa.



Helen Bernardino

Director

- Over 25 years of experience in the corporate industry.
- One of the early innovators of the online pharmacy space and currently serves as COO of My Private Pharmacy.
- CEO of Suburban Drugs from 1991 to 2009, and CEO of RF Drugs from 2003 to 2009.



Mark Vange

CTO & Director

- Nearly 30 years of technical expertise as a developer and advisor.
- CTO of the digital game division of Electronic Arts Interactive from 2011 to 2012.
- Brings technology vision, international team management and extensive experience in cloud-based delivery of mobile and social products.

Addressable Market

Large Market Opportunity to Sustain Long Term Growth

1.2+ *Million* Canadian Small Business Locations[1] — **98%** *Of Total Businesses*

30.2+ *Million* U.S SME Businesses[2] — **99.9%** *Of Total Businesses*

- The CRM market is estimated to be worth **$82 billion** by 2022[3]
- The Temkin Group found that companies that earn $1 billion annually can expect to earn, on average, **an additional $700 million within 3 years of investing in customer experience**. For SaaS companies in particular, they can expect **to increase revenue by $1 billion.**[4]
- SME's are incentivized to invest into positive customer experiences due to findings that suggest **customers are willing to pay a premium of up to 13% (and as high as 18%) for positive customer experience services**, according to research from the PWC 2018 Future of CX Report[5]
- "The challenge: use new technology with purpose to make the experience feel more human—without creating frustrations for customers and while empowering employees." – PWC Report[5]

[1] Government of Canada 2019 Key Small Business Statistics Report
[2] U.S. Small Business Administration 2018 Report
[3] Reuters 2018 Report
[4] Garter Forecasts Worldwide Public Cloud Revenue Report
[5] PWC 2018 Future of CX Report

Comparable Companies

The existing landscape of customer engagement software limits users to fragmented solutions that do not work seamlessly across a centralized platform, stagnated implementation, and lack of customizability. Resolution1 centralizes flooidCX's suite of customer success solutions and provides simple set-up and implementation at the speed and reliability SME's require.

flooidCX's Competitive Differentiators

- Built on a solid foundation for quick development of features that work seamlessly across one dashboard
- Time to value realization
- Customer communications across omni-channels
- Availability of self service options
- Data analytics recommendations
- Mobile and multi-device capability
- Proactive outreach tools
- Customization and integration with third party applications
- Brand recognition and though leadership
- Total cost of ownership for the customer

Features	zendesk	Kustomer	FlooidDesk	Resolution1 lead the conversation
Mobile App	✓	-	✓	Coming Soon
Free Account	-	-	✓	✓
Messenger Communication	✓	✓	-	✓
WordPress/Wix Plugin	✓	-	✓	✓
Customizable Email Templates	✓	-	✓	✓
Social Feeds/Watchlist	✓	-	-	✓
Sentiment Analysis	-	✓	-	✓
Surveys and Feedback	✓	✓	✓	✓
Instant Setup	✓	-	✓	✓
Sentiment Gathering Platform	-	-	-	✓
Gather Customer Information	✓	✓	✓	✓
All features work seamlessly on one platform	-	-	-	✓

Current Challenges Business Customers Face

1
Poor customer experience results in attrition of repeat customers

2
Today's tech savvy consumers demand omni-channeled options for quick access to connect to a business

3
Canned responses with customers on social media platforms creates more harm than good

4
Businesses fail to capture accurate customer info during the first point of contact requiring customers to repeat customer care issues numerous times

5
Unable to extrapolate, analyze and visualize valuable data that's collected resulting in lost opportunities

flooidCX's Solutions

1	2	3	4	5
Customer Data	Tech-Savvy Consumers	Social Media	Customer Attrition	Customer Data
Capture Feedback	Instant Chat	Omni-Channel	Case Management	Reporting and Analytics



Contact Us
Have a question, or want to learn more about Us? Send us a message!
Email
Name
Account Number
Tell us more...
Next

Converts any static "Contact Us" page into a dynamic "Call-Center-like" experience



Respond instantly to customers or collaborate with team members with instant messaging tools



Stay on top of conversations across all social channels with proper case management



Instant ticketing and tracking of all incoming feedback, conversations and/or inquiries



Robust analytics and customized reports to help create actionable strategies

flooidCX Business Model

- FREEmium model creates quick market share adaptation allowing FREE business users to try "paid" features as they scale their business needs.
- Cloud-based solutions that works seamlessly on one platform.

Marketplace Solutions

- Micro-solutions from $2.00 per month

$2/month Social Feeds/Watchlist	$2/month Sentiment Analysis	$5/month Messenger Communication
$5/month Gather Customer Information	$5/month Surveys and Feedback	$5/month Customizable Email Templates

Monthly Packages

- Monthly packages from $9.99, $29.99, and $49.99

Features	FREEMIUM	BRONZE	SILVER	GOLD
Pricing	$0/month	$9.99/month	$29.99/month	$49.99/month
Free Account	✓	✓	✓	✓
Instant Setup	✓	✓	✓	✓
WordPress/Wix Plugin	✓	✓	✓	✓
Customizable Email Templates	✓	✓	✓	✓
Social Feeds/Watchlist	-	✓	✓	✓
Sentiment Analysis	-	✓	✓	✓
Surveys and Feedback	-	-	✓	✓
Messenger Communication	-	-	✓	✓
Sentiment Gathering Platform	-	-	✓	✓
Gather Customer Information	-	-	-	✓


Resolution1
lead the conversation

How Resolution1 Works

Resolution1
lead the conversation

Capture Customer Feedback	Automatically Creates Case with Notification	Unified Communications & Collaboration	Resolution
Contact Us Have a question, or want to learn more about Us? Send us a message! Email Name Account Number Tell us more... Next		Messages Customer Internal	5 184 Reviews
Install The R1 "Contact Us" widget in less than 5 mins. Captures all customer care or feedback information from any business website	Auto-ticketing & routing each case to the appropriate agent in real-time across Resolution1's dashboard	Agents can instantly connect securely & directly with customers seamlessly through Resolution1's IM Chat or collaborate with team members on more complex cases	Case is resolved & outcome is recorded via Resolution1's Auto-Review Generator

Resolution1 Key Features

Resolution1
lead the conversation

Think of Resolution1 as a business's own "cloud-based" call center offering numerous solutions that run seamlessly from one dashboard. Businesses can manage the logistics of Customer Care, Feedback or Inquiries throughout their entire organization. Resolution1 enhances the customer experience and protects the business's reputation by giving them the ability to respond instantly while keeping track of the entire customer care process "end-to-end."

1

One Solution

Resolution1 is an "end-to-end" cloud-based customer experience management solution that helps businesses gather and manage rich, actionable insights about consumer care or feedback sentiment on their brand, products or services.

2

Simple & Robust

Resolution1 works right out of the box, with powerful customizable features and robust functionalities to help any business improve their customer care & support operations across multiple departments and agents.

3

For Everyone

Customizable platform designed to grow and scale to any businesses needs. Whether it is a startup, SME or Enterprise based business, Resolution1's feature rich solutions adapts, scale & works seamlessly.

Case Studies

Business	Challenge	Solution
❑ An innovative digital games studio pioneering online social & casino games ❑ World's first Pure Skill Real Money Gaming Licence[1] ❑ 2 Million subscribers[1]	❑ How to connect to their massive user base and provide the best customer care experience in real time?	❑ The robust API allows for easy implementation of contact channels within apps to instantly connect users to customer care teams
❑ A leading developer and distributor of personal light electric vehicles in Canada[2] ❑ One of the Greenest companies in Ontario and recipient of the Cleantech North Award[2]	❑ How to track and respond to all customer care and customer inquiries?	❑ Custom features help track all incoming customer inquiries automatically creating and routing tickets to the right department and/or team member
❑ Leader in residential mosquito and tick control since 2001 ❑ Opened 50 franchise territories servicing 25 states[3]	❑ How to manage and track all customer information?	❑ With seamless integration of data Mosquito Shield is now able to manage and track all customer information within one platform

Resolution1 *lead the conversation*

1: https://www.prnewswire.com/news-releases/royal-wins-scores-worlds-first-pure-skill-real-money-gaming-licence-300866031.html
2: https://daymak.com/about.html
3: https://moshield.com/franchiseees-info/



gripevine
be heard

Real People, Real Companies

GripeVine is a safe social customer service platform connecting consumers who'd like to share their experiences with companies who want to hear about or create positive outcomes.

flooidCX

Resolution1
lead the conversation

gripevine
be heard

GripeVine – flooidCX Application

A “consumer-to-business” (C2B) social customer feedback solutions platform that helps businesses build trust through transparency.

- GripeVine offers “pay-wall” free private messaging directly between customers and businesses to create continued customer satisfaction
- A customer’s search triggers GripeVine’s proprietary auto-notification platform advising the businesses that customers are waiting to hear back from them on GripeVine with regards to customer care and feedback issues



Lead Generation
gripevine
be heard
Customer Satisfaction

- GripeVine’s platform allows flooidCX to target and aggregate data on companies that have issues with customer satisfaction and resolution
- GripeVine acts as a conduit for Resolution1 lead generation

Top Global Brands Run on Gripevine

gripevine
be heard

To date, over 200 brands and SME's have claimed their business profiles on GripeVine.

Marketing Strategies

Channel Partners

- Creating joint ventures with non-traditional channels such as Franchise Associations, Business Improvement Associations (BIA's) and Chambers of Commerce
- White-label FREEmium version for association members will allow FLCX to scale up business users quickly

APIs

- FlooidCX innovative "drag and drop" Application Programming Interfaces (APIs) easily integrates with popular website building applications such as WordPress (over 9.6 million websites)[1] and WIX (over 150 Million users)[2]
- API integration may allow FLCX to further broaden their reach and attract a stronger user base quickly

Affiliate Marketing

- Offering business users an Affiliate Marketing platform to direct-sell to other SMEs
- FLCX's FREEmium model approach is a unique sales strategy within the CRM space

Value Added Reseller (VAR)

- FLCX will offer trusted partners the ability to expand their offering to attract new customers and provide additional value to existing ones.

[1] https://trends.builtwith.com/cms/WordPress
[2] wix.com/about/us

Growth Initiatives

Organic

- Organic growth of core products
- Research and development for key products and features

Synergies

- Cross-sell and Margin improvement opportunities
- Utilize GripeVine as lead generation driver for Resolution1

New Markets

- Expand to international markets and emerging growth countries where customer resolution is underutilized

IP and Trademarks

- Continue to file patent and trademark applications in the U.S. and Canada for flooidCX's proprietary "Complaint Resolution System"[1] and future products

[1] On Feb 15th, 2019 patent applications filed in US/Canada for "Complaint Resolution Systems" - US 16/325,828 and CA 3034118

Investment Highlights

100% Recurring Revenue Model
Freemium platform offers the flexibility of "a la carte" solutions vs monthly subscription models

SaaS Platform
Resolution1's solutions are easy to set up and platform agnostic

Provides End to End Solutions
flooidCX applications offers seamless solutions for customer success all managed from one centralized platform


flooid CX

Large Addressable Market
Over 99% of businesses in US and Canada are SME's[1,2]

Sticky Business
GripeVine provides flooidCX with an excellent low cost lead gen introduction to Resolution1

Global Companies use GripeVine's Customer Feedback Platform
Top brands and companies have accounts on GripeVine

1 Government of Canada 2019 Key Small Business Statistics Report
2 U.S. Small Business Administration 2018 Report

Financial Overview

flooidCX Corp.

CONSOLIDATED BALANCE SHEETS

	Year Ended Feb. 28, 2018[1]	Year Ended Feb. 28, 2019[1]	Nov. 30, 2019
Assets			
Cash	$ 24,008	$ 5,225	$ 90,709
Prepaid Expenses	27,760	18,458	9,389
Total Current Assets	51,768	23,683	100,098
Property and Equipment	32,118	25,009	20,285
Total Assets	82,886	48,692	120,383
Current Liabilities			
Accounts payable and accrued liabilities	40,175	121,300	128,868
Loans payable	2,034,671	2,383,402	2,694,314
Due to related party	802,233	622,173	738,994
Total Liabilities	2,877,079	3,126,875	3,577,176
Total Stockholders' Deficit	(2,793,193)	(3,078,183)	(3,456,793)
Total Liabilities and Stocholders' Deficit	83,886	48,692	120,383

flooidCX Corp.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended Feb. 28, 2018[1]	Year Ended Feb. 28, 2019[1]	Nine Months Ended Nov. 30, 2019
Expenses			
Stock based compensation			
SG&A	$ 530,535	$ 528,151	$ 730,209
Research & Development	2,993,097	783,440	1,485,435
Total Expenses	3,523,632	1,311,591	2,215,644
Net loss	(3,523,632)	(1,311,591)	(2,264,644)
Other comprehensive income (loss)			
Foreign currency transaction gain (loss)	(114,991)	104,665	(5,088)
Comprehensive loss for the period	(3,638,623)	(1,206,926)	(2,269,732)

[1] Reflecting Resolution1 Inc. Merger see Note 1 on page F5 of 11/30/2019 filed 10Q



Thank you!